Blue Sphere Corporation S-1/A

Exhibit 10.70

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of [__________], 2017, between Blue Sphere Corporation, a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company is offering a minimum of $500,000 (the “Minimum Offering Amount”), and a maximum of up to $5,000,000 (the “Maximum Offering Amount”), of shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”) with the right to purchase one share of Common Stock at an exercise price of $0.01 per share, and warrants (the “Warrants” and, together with the Shares and the Pre-Funded Warrants, the “Securities”) with the right to purchase one share of Common Stock at an exercise price of $3.30 per share (the “Placement”);

WHEREAS, Maxim Group LLC (“Maxim” or the “Placement Agent”) is serving as the exclusive placement agent for the Company in connection with the Placement; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
PURCHASE AND SALE

1.1          Closing.

(a)          On the Closing Date (as defined below), on the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions set forth herein, the Company agrees to sell at the Closing (as defined below), and the Purchasers, severally and not jointly, agree to purchase at the Closing, an aggregate amount of Securities equal to or exceeding the Minimum Offering Amount and up to an aggregate of the Maximum Offering Amount, calculated upon a total price per Share and Warrant equal to $3.125 (the “Per Share Purchase Price”), and a total price per Pre-Funded Warrant and Warrant equal to $3.115 (the “Per Pre-Funded Warrant Purchase Price”) and, together with the Per Share Purchase Price, the “Purchase Price”). Each Purchaser shall, on or prior to the Closing Date, deliver to U.S. Bank National Association (the “Escrow Agent”), the aggregate amount to be paid by such Purchaser for the Securities purchased hereunder as specified next to such Purchaser’s name on such Purchaser’s signature page hereto (the “Subscription Amount”) by wire transfer of immediately available funds in accordance with the Escrow Agent’s written wire instructions, and the Company shall deliver to each Purchaser its respective Shares and/or Pre-Funded Warrants, as applicable, and a Warrant as determined pursuant to Section 1.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 1.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 1.2 and 1.3, the Closing shall occur at the offices of Harter Secrest & Emery LLP (“HSE”), with offices located at 1600 Bausch & Lomb Place, Rochester, NY 14604, or such other location as the parties shall mutually agree. Notwithstanding the foregoing, a Closing shall not occur for less than the Minimum Offering Amount, and the Closing Date shall occur on or before August 15, 2017 (the “Termination Date”).

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(b)          If a Closing is not held on or before the Termination Date, the Company shall cause all subscription documents and funds to be returned, without interest or deduction, to each prospective Purchaser. The Company shall also cause any subscription documents or funds received following the final Closing to be returned, without interest or deduction, to each applicable prospective Purchaser. Notwithstanding the foregoing, the Company in its sole discretion may elect not to sell to any person any or all of the Securities requested to be purchased hereunder, provided that the Company causes all corresponding subscription documents and funds received from such person to be promptly returned.

(c)          As used herein, “Closing” means the closing of the purchase and sale of the Securities pursuant to Section 1.1(a); “Closing Date” means a business day on which all of the Transaction Documents have been executed and delivered by the Company and each of the Purchasers purchasing Securities at the relevant Closing, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the third business day following the relevant Closing; and “Transaction Documents” means this Agreement, the Pre-Funded Warrants, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

1.2          Deliveries.

(a)          On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)          this Agreement duly executed by the Company;

(ii)         Subject to the last sentence of Section 1.1(a), a copy of the irrevocable instructions to the Company’s transfer agent (the “Transfer Agent”) instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”), Shares equal to such Purchaser’s Subscription Amount for Shares divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(iii)        a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to such Purchaser’s Subscription Amount for Pre-Funded Warrants divided by the Per Pre-Funded Warrant Purchase Price;

(iv)        a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser’s Shares and Pre-Funded Warrants, with an exercise price equal to $3.30, subject to adjustment therein; and

(v)         the Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act).

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(b)          On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company or to the Escrow Agent, as applicable, the following:

(i)          this Agreement duly executed by such Purchaser; and

(ii)         such Purchaser’s Subscription Amount by wire transfer to the account directed by the Escrow Agent.

1.3          Closing Conditions.

(a)          The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)         all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)        the delivery by each Purchaser of the items set forth in Section 1.2(b) of this Agreement.

(b)          The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)          the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)         all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)        the delivery by the Company of the items set forth in Section 1.2(a) of this Agreement;

(iv)        the Company shall have entered into that certain Warrant Agreement with [__________], in substantially the form attached hereto as Exhibit A;

(v)         since the date hereof, there shall have been no event which could reasonably be expected to have a material adverse effect on the (i) assets, properties, condition (financial or otherwise), results of operations, business affairs or stockholders’ equity (as described in the Registration Statement, the General Disclosure Package and the Prospectus (each as defined below)) of the Company and its subsidiaries considered as a whole, (ii) the long-term debt or capital stock of the Company, or (iii) the consummation of the Placement or consummation of any of the other transactions contemplated by this Agreement (any such effect being a “Material Adverse Effect”); and

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(vi)        the Securities (other than the Pre-Funded Warrants) and the Common Stock underlying the Pre-Funded Warrants and the Warrants (collectively, the “Warrant Shares”) shall have been approved for listing on The NASDAQ Capital Market, subject only to the official notice of issuance, and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock and Warrants under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or delisting or suspending from trading the Securities (other than the Pre-Funded Warrants) or the Warrant Shares from The NASDAQ Capital Market, nor has the Company received any information suggesting that the Securities and Exchange Commission (the “Commission”) or The NASDAQ Capital Market is contemplating terminating such registration or listing. The Securities and the Warrant Shares shall be DTC eligible.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES

2.1          Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing Date, as follows:

(a)          The consolidated financial statements of the Company and its subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act, and present fairly the financial position of such entities at the dates indicated and the statement of operations, stockholders’ equity and cash flows of, or such other permitted financial statements for, such entities for the periods specified, and the related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, except (i) in the case of unaudited financials, which are subject to normal year-end adjustments and do not contain certain footnotes or (ii) as stated in the notes thereto. Any pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package or the Prospectus present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and subject to such rules and guidelines, the Company believes the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The other financial tables and data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects as of the dates indicated and for the periods specified the information included therein and have been prepared on a basis consistent with that of the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the entities whose information is presented therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the Securities Act or the published rules and regulations thereunder (the “Rules”).

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means [___] a.m. EST on the date of this Agreement.

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“General Disclosure Package” means the Statutory Prospectus and each Issuer Free Writing Prospectus.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the Placement, each of which is listed on Schedule I hereto.

“Marketing Materials” means any electronic road show or investor presentation (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act) delivered to and approved by the Placement Agent for use in connection with the marketing of the Placement.

“Preliminary Prospectus” as used in this Agreement means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) under the Securities Act.

“Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A under the Securities Act is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act.

“Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part thereof through incorporation by reference or otherwise), as amended at the time and on the date it is declared effective by the Commission, including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act. If the Company has filed an abbreviated registration statement to register additional Transaction Securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

“Statutory Prospectus” means the Preliminary Prospectus relating to the Securities in the Placement that is included in the Registration Statement immediately prior to the Applicable Time.

(b)          Brightman Almagor Zohar & Co. (“Auditor”), whose reports are filed with the Commission as a part of the Registration Statement, the General Disclosure Package and the Prospectus, is and, during the periods covered by its reports, was, to the knowledge of the Company, an independent registered public accounting firm with respect to the Company as required by the Securities Act, the Rules and the rules and regulations of the Public Accounting Oversight Board, and, to the knowledge of the Company, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”).

(c)          The interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(d)          (i) At the earliest time after the filing of the Registration Statement that the Company or other offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer”, as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company or any of its subsidiaries in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Securities Act and not being the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities, all as described in Rule 405.

(e)          The Company does not own or control, directly or indirectly, and holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement (as used herein, the “subsidiaries”).

(f)          The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, and has corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package or the Prospectus and to enter into and perform its obligations under this Agreement and the various other agreements required hereunder and thereunder to which it is a party; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which its ownership or lease of property or conduct of its business requires such qualification, except for such jurisdictions where the failure to be in good standing or to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect.

(g)          Each subsidiary of the Company has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package or the Prospectus; and each subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership or lease of property or conduct of its business requires such qualification, except where the failure to be in good standing or to be so qualified would not have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding capital stock or equity interests of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or equity interests of any subsidiary was issued in violation of any preemptive or similar rights of any securityholder of such subsidiary.

(h)          The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Securities.” The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: other than with respect to (x) any shares reserved pursuant to the Company’s equity incentive plan as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and (y) the Warrant Shares, (i) no shares of capital stock of the Company are reserved for any purpose, (ii) no outstanding securities are convertible into or exchangeable for any shares of capital stock of the Company, and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other securities of the Company.

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(i)          All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the Pre-Funded Warrants, the Warrants and the issuance and sale of the Securities and the Warrant Shares. This Agreement has been duly authorized, executed and delivered by the Company and the Pre-Funded Warrants and Warrants, upon issuance, will have been duly authorized, executed and delivered by the Company.

(j)          When issued, the Pre-Funded Warrants and Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Pre-Funded Warrants and Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(k)          The Securities have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement, and when the Securities have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, such securities will be validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to any preemptive or other similar rights of any securityholder of the Company. The Securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. The certificates, if any, to be used to evidence the securities comprising Securities will, at the Closing Date, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and by-laws of the Company and the requirements of the NASDAQ Capital Market.

(l)          The Warrant Shares have been duly authorized for issuance, conform in all material respects to the description thereof in the Registration Statement, the General Disclosure Package and the Prospectus and have been validly reserved for future issuance and will, upon exercise of the Pre-Funded Warrants and/or Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not be subject to any preemptive or other similar rights of any securityholder of the Company. The certificates, if any, to be used to evidence the Warrant Shares, will be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and by-laws of the Company and the requirements of The NASDAQ Capital Market.

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(m)          (i) The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business as presently conducted, all of which are valid and in full force and effect, and (ii) the Company and each of its subsidiaries have fulfilled and performed in all material respects all of their respective obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such entity thereunder, except, in the case of the foregoing clauses (i) and (ii), as would not have, individually or in the aggregate, a Material Adverse Effect. Except as may be required under the Securities Act, state and foreign Blue Sky laws and the rules of the Financial Industry Regulatory Authority (“FINRA”) and The NASDAQ Capital Market, no other Permits are required to enter into, deliver and perform the obligations of the Company under this Agreement or the Warrants and for the Company to issue and sell the Securities.

(n)          The Company and each of its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses, except where the failure to own or possess legally enforceable rights to use such Intellectual Property would not have a Material Adverse Effect. To the knowledge of the Company, neither the sale or use of any product or service offered by the Company or any of its subsidiaries infringes, misappropriates or violates any Intellectual Property of a third party.

(o)          Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus: (i) there has not been any event which would reasonably be expected to result in a Material Adverse Effect; and (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to materially affect the financial results or financial condition of the Company or any of its subsidiaries. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the date of the latest balance sheet included in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

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(p)          There is no document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement, the General Disclosure Package or the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the General Disclosure Package or the Prospectus or filed as exhibits to the Registration Statement is, or upon consummation of the Placement will be, in full force and effect and is valid and enforceable in all material respects by and against the Company or any of its subsidiaries, as the case may be, in accordance with its terms, except (i) such contracts or other agreements that have terminated or expired in accordance with their terms as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law. Neither the Company nor any of its subsidiaries is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries, if a subsidiary is a party thereto, of any other agreement or instrument to which it is a party or by which it or its properties or business may be bound or affected which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(q)          The statistical, operating and market related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate. The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the General Disclosure Package, the Prospectus or the Marketing Materials.

(r)          Neither the Company nor any of its subsidiaries (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents, (ii) is in default under, and no event has occurred that, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any of its subsidiaries pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, in each case, applicable to the Company or any of its subsidiaries, except (in the case of clauses (ii) and (iii) above) for violations or defaults that would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

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(s)          Neither the execution, delivery and performance of this Agreement, the Pre-Funded Warrants or the Warrants by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the issuance and sale by the Company of the Securities) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries pursuant to the terms of: (i) any indenture, mortgage, deed of trust or other agreement or instrument to which either of the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to either of the Company or any of its subsidiaries, or (ii) violate any provision of certificate or articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents of either of the Company or any of its subsidiaries, except (A) in the case of clause (i) above, for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (B) for such consents or waivers which have already been obtained and are in full force and effect.

(t)          Except as otherwise set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no holder of any security of the Company has any right, which has not been waived or satisfied prior to the date hereof, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder. Each director and executive officer of the Company and each stockholder of the Company listed on Schedule II hereto has delivered to the Representative his, her or its written lock-up agreement in the form attached to this Agreement as Exhibit B hereto (“Lock-Up Agreement”).

(u)          Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which either of the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(v)          Neither the Company nor any of its subsidiaries is involved in any labor dispute or, to the knowledge of the Company, is any such dispute threatened. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries, principal suppliers or contractors. The Company is not aware of any threatened or pending litigation between either of the Company or any of its subsidiaries and any of its or their executive officers and has no reason to believe that such officers will not remain in the employment of the Company or its subsidiaries, as the case may be.

(w)          No transaction has occurred between or among either of the Company, its subsidiaries and any of its or their officers or directors, or five percent stockholders or any affiliate or affiliates of any such officer or director or five percent stockholders that is required to be described in and is not described in the Registration Statement, the General Disclosure Package and the Prospectus. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness extended by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(x)          No director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer that could materially affect such person’s ability to act in such person’s respective capacity on behalf of the Company.

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(y)          [Reserved].

(z)          Neither the Company nor any of its subsidiaries has taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any other security of the Company to facilitate the sale or resale of any of the Securities.

(aa)        Except as provided on Schedule (aa), the Company and its subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects, or have received timely extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due. To the Company’s knowledge, there are no material tax audits or investigations pending, nor are there any material proposed additional tax assessments against either the Company or its subsidiaries.

(bb)       The Securities (other than the Pre-Funded Warrants) and the Warrant Shares have been duly authorized for listing on The NASDAQ Capital Market. A registration statement in respect of the Common Stock and the Warrants has been filed on Form 8-A pursuant to Section 12(b) of the Exchange Act, which registration statement complies in all material respects with the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock and the Warrants under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is in material compliance with the provisions of the rules and regulations promulgated by The NASDAQ Capital Market and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements (to the extent applicable to the Company as of the date hereof and the Closing Date; and subject to all exemptions and exceptions from the requirements thereof as are set forth therein, to the extent applicable to the Company). Without limiting the generality of the foregoing and subject to the qualifications above: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of each of the audit committee, compensation committee and nominating committee of the Company’s board of directors, meet the qualifications of independence as set forth under such laws, rules and regulations, and (ii) the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under such laws, rules and regulations).

(cc)        The Company has not taken any action designed to, or likely to have the effect of, terminating the listing of the Securities (other than the Pre-Funded Warrants) and the Warrant Shares on The NASDAQ Capital Market, nor has the Company received any notification that The NASDAQ Capital Market is contemplating terminating such listing.

(dd)       The books, records and accounts of the Company and its subsidiaries, taken as a whole, accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(ee)        The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies” in the Registration Statement, General Disclosure Package and the Prospectus truly, accurately and completely in all material respects describes (i) accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”), (ii) judgments and uncertainties affecting the application of Critical Accounting Policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions.

(ff)         The Company is not aware of (i) any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(gg)       Except as described in the General Disclosure Package and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(hh)       Except as described in the General Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(ii)         The Company’s Board of Directors has validly established an audit committee whose composition satisfies, and upon completion of the Offering will satisfy, the requirements of Rule 5605 of The NASDAQ Stock Market Listing Rules and the Board of Directors and/or the audit committee of the Board of Directors has adopted a charter that satisfies the requirements of Rule 5605 of The NASDAQ Stock Market Listing Rules.

(jj)         The Company’s Board of Directors has validly established a compensation committee whose composition satisfies, and upon completion of the Offering will satisfy, the requirements of Rule 5605 of The NASDAQ Stock Market Listing Rules and the Board of Directors and/or the compensation committee of the Board of Directors has adopted a charter that satisfies the requirements of Rule 5605 of The NASDAQ Stock Market Listing Rules.

(kk)        The Company has taken all necessary actions to ensure that, at the time of effectiveness of the Registration Statement, it will be in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any executive officer of the Company or any of its subsidiaries, or to or for any family member or affiliate of any director or executive officer of the Company or any of its subsidiaries.

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(ll)         The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company does not have any reason to believe that it or any of its subsidiaries will not be able (A) to renew, if desired, its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and not at a cost that is materially more significant. Neither the Company nor any of its subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

(mm)      Except for pursuant to that certain Placement Agency Agreement by and between the Company and the Placement Agent (the “Placement Agency Agreement”), there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Purchasers or the sale of Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Placement Agent’s compensation, as determined by FINRA.

(nn)       Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that, to the Company’s knowledge, has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(oo)       None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein or in the Placement Agency Agreement.

(pp)       To the knowledge of the Company, and to the extent otherwise disclosed to the Placement Agent by the Company in writing prior to the date hereof, no: (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Placement Agent and their counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

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(qq)       Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor any of its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company and each of its subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance in all material respects with all terms and conditions of any such permit, license or approval; (iv) to the knowledge of the Company, no facts currently exist that will require either the Company or its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by either of the Company or its subsidiaries has been designated as a “Superfund site” pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”), or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor its subsidiaries has been named as a “potentially responsible party” under CERCLA.

(rr)         The Company is not and, after giving effect to the Offering, the sale of the Securities and the application of proceeds thereof as described in the General Disclosure Package or the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ss)        Neither the Company nor, to the knowledge of the Company, any other person associated with it or acting on its behalf including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its subsidiaries: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(tt)         The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and its subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

(uu)        Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to its subsidiaries or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

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(vv)       Neither the Company nor, to the knowledge of the Company, any of its directors ,officers, agents, employees, affiliates or other persons acting on behalf of the Company has engaged in any activities sanctionable under the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, the National Defense Authorization Act for Fiscal Year 2012, the Iran Threat Reduction and Syria Human Rights Act of 2012 or any Executive Order relating to any of the foregoing (collectively, and as each may be amended from time to time, the “Iran Sanctions”); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of engaging in any activities sanctionable under the Iran Sanctions.

(ww)      Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not sold or issued any shares of Common Stock during the three-year period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants. Neither the Company nor any of its affiliates (as such term is defined under Rule 144 of the Securities Act) has, prior to the date hereof, made any offer or sales of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules with the offer and sale of the Transaction Securities pursuant to the Registration Statement.

(xx)        The Company fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in Section 4043(c) of ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability. The execution of this Agreement, the Warrants, or consummation of the Offering does not constitute a triggering event under any plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company or any of its subsidiaries.

(yy)       The statements in the Registration Statement, the General Disclosure Package or the Prospectus under the headings “Tax Considerations,” “Market for Common Stock and Shares Eligible for Future Sale,” “Executive Compensation,” “Related Party Transactions,” “Description of Securities” and “Plan of Distribution” and under the subsections “Our United States Projects” and “Our Italy Projects” under the heading “Description of Business”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(zz)        The Company has not become aware of any information that would cause the information disclosed in the questionnaires completed by the directors and officers of the Company and provided to the Placement Agent to become inaccurate and incorrect.

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(aaa)      The Company and its subsidiaries own or lease all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement, the General Disclosure Package or the Prospectus. The Company and its subsidiaries have good and marketable title to all personal property owned by them, free and clear of all liens except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or its subsidiaries. Any real property and buildings held under lease or sublease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. Neither the Company nor any of its subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or its subsidiaries.

(bbb)     In connection with any offer and sale of Securities to Company-directed investors outside the United States, each Preliminary Prospectus, the Prospectus, any prospectus wrapper and any amendment or supplement thereto, at the time it was delivered to such persons, complied and will comply throughout such offer and sale outside of the United States in all material respects with any applicable laws or regulations of foreign jurisdictions where such Preliminary Prospectus, Prospectus, prospectus wrapper or amendment or supplement was distributed. No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which such Transaction Securities are offered outside the United States.

(ccc)      As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company).

ARTICLE III.
COVENANTS AND OTHER AGREEMENTS OF THE COMPANY

3.1          The Company covenants and agrees as follows:

(a)          The Registration Statement and any amendments thereto have been declared effective. The Company shall prepare the Prospectus in a form approved by the Placement Agent and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d) or 163(b)(2), as the case may be.

(b)          The Company shall use its best efforts to maintain the effectiveness of the Registration Statement and a current Prospectus relating thereto for as long as the Warrants and the Placement Agent Warrants remain outstanding. During any period when the Company fails to have maintained an effective Registration Statement or a current Prospectus relating thereto and a holder of a Warrant or Placement Agent Warrant desires to exercise such warrant and, in the opinion of counsel to the holder, Rule 144 is not available as an exemption from registration for the resale of the Warrant Shares, the Company shall immediately file a registration statement registering the resale of the Warrant Shares and use its best efforts to have it declared effective by the Commission within forty five (45) days.

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(c)       The Company shall cooperate with the Placement Agent and counsel for the Placement Agent in endeavoring to qualify the Securities for offer and sale in connection with the Placement under the laws of such jurisdictions as the Placement Agent may designate and shall maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(d)       The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act or while any Warrants or Placement Agent Warrants remain outstanding, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(e)       The Company shall, during the term of the Lock-Up Agreements, enforce the terms thereof and impose stop-transfer restrictions on any sale or other transfer or disposition of Company securities in violation of the Lock-Up Agreements.

(f)        On or before completion of this Placement, the Company shall make all filings required under applicable securities laws and by The NASDAQ Capital Market (including any required registration under the Exchange Act).

(g)       The Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, its condition, financial or otherwise, or its earnings, business affairs or business prospects, or the Placement for a period of time ending on the first business day following the fortieth (40th) day following the Closing Date, without the prior written consent of the Placement Agent other than normal and customary releases issued in the ordinary course of the Company’s business or as required by law.

(h)       The Company will apply the net proceeds from the Placement in the manner set forth under “Use of Proceeds” in the Prospectus.

(i)        The Company will use its best efforts to effect and maintain the listing of the Securities and the Warrant Shares on The NASDAQ Capital Market for at least three years after the Closing Date.

(j)        Except with respect to (x) the issuance of securities pursuant to the exercise or conversion of outstanding options or warrants or other rights to receive securities of the Company that exist as of the Closing Date; or (y) the issuance of securities pursuant to an equity incentive plan, during the ninety (90) days following the Closing Date, the Company will not undertake any public or private offerings of any equity securities of the Company without the prior written consent of the Placement Agent, which consent will not be unreasonably withheld.

(k)       The Company will not take, and will cause its affiliates (as such term is defined by Rule 144 of the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the prices of any security to facilitate the sale or resale of the Securities.

(l)        For so long as it is legally required to do so, the Company will use its best efforts to comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

3.2 During a period of ninety (90) days from the date of the Prospectus, the Company will not, without the prior written consent of the Placement Agent, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement or the General Disclosure Package, or (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing equity incentive plans or employee benefit plans of the Company referred to in the Registration Statement or the General Disclosure Package provided that such options shall not be vested and exercisable within the ninety (90) day period referred to above (unless such shares are subject to a Lock-Up Agreement).

ARTICLE IV.
INDEMNIFICATION

4.1  Indemnification of Purchasers.  Subject to the provisions of this Section 4.1, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees, incurred by or imposed upon the Purchaser Party which results, arises out of or is based upon (a) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) an untrue statement or alleged untrue statement of a material fact contained in the General Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Prospectus), any Issuer Free Writing Prospectus, or the Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such Purchaser Party for their reasonable legal or other out of pocket expenses reasonably incurred and documented by them in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party, but the failure to notify the Company shall not relieve it from liability that it may have under this Section 4.1 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (ii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not, without the prior written consent of the Purchaser Party, which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened action in respect of which any Purchaser Party is or could have been a party and indemnity could have been sought hereunder by such Purchaser Party unless such settlement (i) includes an unconditional release of such Purchaser Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability, or a failure to act by or on behalf of a Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law; provided, however, that no Purchaser shall be entitled to any double recovery of damages as a result of the exercise of any other such right.

ARTICLE V.
MISCELLANEOUS

5.1     Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the Termination Date; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2     Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3     Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, and the Prospectus, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto at or prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.5     Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Securities based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser, Any amendment effected in accordance with accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6     Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8     No Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Article II. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in Article IV and this Section 5.8.

5.9     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action, suit or proceeding is improper or is an inconvenient venue for such action, suit or proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action, suit or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Article IV, the prevailing party in such action, suit or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action, suit or proceeding.

5.10     Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13     Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided (including all applicable grace or cure periods), then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14     Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15     Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16     Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17     Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through HSE. HSE does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18     Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding business day.

5.19     Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.20     WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BLUE SPHERE CORPORATION		Address for Notice:
301 McCullough Drive, 4th Floor Charlotte, North Carolina 28262
By:		E-mail:
Name: Shlomo Palas
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:_________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount for Shares: $_________________

Shares: _________________

Warrant Shares: __________________

Subscription Amount for Pre-Funded Warrants: $_________________

Shares: _________________

Warrant Shares: __________________

EIN Number: _______________________

[SIGNATURE PAGES CONTINUE]

Schedule i

Other Written Communications

None.

SCHEDULE II

Lock-up Signatories

Name
Holders of more than 5% of capital stock:
1.	[Lazarus Management Company LLC]
2.	Auto Transtech Inc.
Directors
3.	Joshua Shoham
4.	Yigal Brosh
5.	Shimon Erlichman
6.	Lyron Bentovim
7.	David A. Doctor
Officers
8.	Shlomo Palas
9.	Roy Amitzur
10.	Ran Daniel
11.	Elad Kerner

Schedule (aa)

Eastern Sphere Ltd., an Israeli company, has not filed tax returns in Israel for the 2015 tax year. The returns are currently being discussed with the Company’s auditors to determine the best course of action. The Company estimates potential tax liability, including any penalties and interest, of up to approximately USD $100,000.